SIDOTI & COMPANY, LLC
2010 Micro Cap Conference
January 11, 2010

vertro™

NASDAQ:VTRO

Safe Harbor

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.

Words or expressions such as "plan", "intend", "believe" or "expect" or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in Vertro reports filed with the U.S. Securities and Exchange Commission.

Readers should note that these statements may be impacted by several factors, including economic changes and changes in the Internet industry generally and, accordingly, Vertro actual performance and results may vary from those stated herein, and Vertro undertakes no obligation to update the information contained herein.

Use of non-GAAP financial measures

This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Vertro's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, which can be found on Vertro's website at www.vertro.com.

Vertro owns and operates the ALOT product portfolio

alot™ Making the Internet Easy

Introducing ALOT

Vertically oriented toolbar, homepage and desktop products…


toolbar
Music
Videos
Recipes
Search


home


desktop
Search
Widgets

…that can be fully customized through a library of more than 1,000 'Buttons'


buttons

ALOT - Key Stats

5.3 million toolbar users[1]

4.2 million homepage users[2]

72.1 million searches a month[3]

1 Source: Internal statistics 9/30/09; includes users of Vertro's ALOT and legacy toolbars. 'Users' are defined as unique users over a 15 day period
2 Source: SiteCatalyst – Monthly average unique users for Q3 2009
3 Source: Internal statistics – Monthly average for Q3 2009

vertro™

ALOT Toolbar



Search
31°
News Room
eric
Yemen says Nigerian ...
Stocks
Obama to unveil bomb plot...

- Vertically-oriented, browser based toolbar
  - 100+ versions available, from music and fashion to recipes and maps
- 'Always on' – permanently displayed in users' browsers
- TRUSTe and McAfee certified for quality assurance
- Fully customizable through ALOT Buttons
- Google powered search

ALOT Home

- Personalized homepage product
- First page users see when they open their web browser
- Fully customizable
- Google powered search


alot home

vertro™

ALOT Desktop

- Enables users to display buttons directly on their computer desktops
- Fully customizable
- Google powered search



Top Stories
Republicans question Obama's housing plan
All 10 survive copter crash off Scotland
Afghan troop increase could last 5 years
Search
Enter search term
Widgets
33°
Calculator
Radio Player

ALOT Buttons

- Buttons enable users to fully customize their ALOT product
- 1,000+ buttons available
- All buttons are free to install and use


Add
Remove
Save
Search
All Buttons
R&B Videos
Blues Videos
Free Radio
Next

vertro™

Acquiring ALOT Users: PPC Ads

Step one: long tail keyword buys across the major PPC engines


Web | Images | Video | Local | Shopping | more
chocolate cake recipe
Search
YAHOO!
Chocolate Cake Recipe
Quick & Easy Chocolate Cake Recipes
Download Free Recipe Finder Toolbar
Recipes.alot.com

Acquiring Users: PPC Ads

Step two: users are taken to keyword related landing pages


What recipes are you looking for?
GET RECIPES NOW
Chocolate Cake Recipes
Easy chocolate recipes in 1-click!
Fast and Easy Recipes
Advice from World Class Chefs
Printable step-by-step directions
Only Quality Recipes!
Totally FREE!
Download Toolbar Now!

vertro™

Acquiring Users: PPC Ads

Step three: the product download and installation process


Do you want to run or save this file?
Run
Save
Cancel


Do you want to run this software?
Name: ALOT Toolbar
Publisher: Alot.com
Run
Don't Run


ALOT Toolbar Setup
Welcome to the ALOT Toolbar
Please select your options:
Agree & Continue >
Disagree

- Fully transparent installation process:
  - Ensures compliance with TRUSTe, McAfee and anti-spyware groups
  - Pre-qualifies ALOT users
  - Enables cross-sell / bundling of other ALOT products

vertro™

Acquiring Users: Display Ads

CPM, CPC and CPA ad buys


starpulse.com
YOU WILL BE
Celebrity
Music
Community
Movies
Television
GET Thousands of CELEBRITY Photos Free!
with Celebrity Toolbar
Click Here
alOt
alot.com Celebrity Toolbar
BORN
JACK

vertro™

Acquiring Users: Organic / Viral


alOt
Making the Internet Easy
ALOT Home
Create your own personal homepage
Welcome to ALOT
New Stuff
Latest News
Free, Safe and Certified

vertro™

Monetizing ALOT Users

Pay-Per-Click Ads

72.1MM average monthly searches conducted in Q3'09


Web Search
Images
News
Shopping
Home
Credit Card
Search
Search Results
Go Explore With Visa ®
Go Experience All That Life Has To Offer. More People Go With Visa.
www.Visa.com/Go
Apply For Credit Cards
Visa, MasterCard, Amex, Discover. Compare Offers & Apply Online.
www.CreditCards.com
Payment Processing
Increase Sales & Reduce Costs! We're here to show you how.
MasterCard World Card
Discover the Ultimate Rewards Experience with World MasterCard
Trinity Debt Management
Debt got you down? We need to talk. Free Debt Analysis
Wipe Out Credit Card Debt
Discover® Card (Official)
Visa USA | More People Go with Visa
Sponsored Listings
Credit Card Debt Relief
Get Out Of Debt-Start Now
Chase® Credit Card Offers
Bad Credit? Top 10 Cards
For A Debt Bailout Today
You Paying The Minimum
Credit Card Rewards
Reward Credit Card
Credit Card Cash Back Visa
Internet

Monetizing ALOT Users

'Sponsored' Buttons
Sold via CPC, CPM, CPI and CPA



Credit card
Search
54°
ALOT Finance Chat
Get Financial Quotes!
Market Stats
Toyota freezes UK pay, bon...
Credit Report
Weather
San Francisco, CA
°F | °C | Configure
54°
Mostly Cloudy
High: 61° Low: 47°
Wind: NNE at 6 MPH
Humidity: 74%
Last updated: 1:07 PM
Hourly Forecast
Click to See
3-Day Forecast
Click to Hide
Today
A blend of sun and clouds
High: 61° Low: 47°
Thu
Partly sunny
High: 61° Low: 46°
Fri
Partly sunny
High: 61° Low: 46°
Extended 15-Day Forecast
Click to See
powered by AccuWeather.com

FINANCIAL STATISTICS AND KEY METRICS

Vertro, Inc. - key stats

Stock Data	
- Share price[1]	$0.48
- Institutional holdings (est.)	70%
- Insider holdings (est.)	14%
- Average daily volume (3 month) [1]	172,000
- Shares outstanding (MM) [1]	35.86
- Float (MM) [1]	30.95
Cash at 9/30/09	$6.3mm
Employees	Under 50
Offices	NY, FL

[1] Source: Yahoo! Finance 1/8/10

2009 Metrics from Continuing Operations

EBITDA profitability forecast for Q4 2009 and through 2010



$8.00
$6.00
$4.00
$2.00
$0.00
$ Millions
Revenue
EBITDA
GAAP net loss
$6.2
$6.0
$7.4
$(2.7)
$(2.8)
$(3.4)
$(3.9)
$(1.6)
$(1.8)
Q1'09
Q2'09
Q3'09

Live Toolbar Users



6.00
5.00
4.00
3.00
2.00
1.00
0.00
Millions
ALOT - Region 1
ALOT - Rest of World
Legacy brand
4.4
1.1
0.6
2.7
4.7
0.7
1.1
2.9
5.3
0.5
1.5
3.3
Q1'09
Q2'09
Q3'09

Source: internal statistics; live users are defined as the number of unique toolbar users in the last 15 days of each quarter. 'Region One' relates to users in the U.S., Canada, U.K., Ireland, Australia and New Zealand

ALOT Home – average monthly unique users



Millions
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
Region one
Rest of World
1.8
0.2
1.6
2.3
0.3
2.0
4.2
1.2
3.0
Q1'09
Q2'09
Q3'09

Source: SiteCatalyst

Search Queries



250
200
150
100
50
0
Millions
ALOT - Region 1
ALOT - Rest of World
Legacy brand
162.0
43.8
21.4
96.8
165.5
35.0
27.9
102.6
216.3
23.3
71.4
121.6
Q1'09
Q2'09
Q3'09

Source: internal statistics; total quarterly search volumes across all products

GROWTH STRATEGY

Growth Strategy

- **Vertical expansion**
  - Adding 5-10 new verticals each month
- **International expansion**
  - Tests running in: India, China, Brazil, France and Germany
- **Expansion of ALOT Buttons library**
  - 1,000 Buttons currently available
- **Brand and viral led customer acquisition drive**
- **Sustained direct response advertising strategy**
- **Aggressive business development program to sell sponsorships / advertising**

vertro™

NASDAQ:VTRO